UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 26, 2005

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Compensation Actions Regarding Named Executive Officers

On August 26, 2005, the Management Development and Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Harris Corporation (the "Company") or, in the case of such actions with respect to Howard L. Lance, the Company’s Chairman, President and Chief Executive Officer, on August 27, 2005, the Committee, together with the other independent members of the Board (together the "Independent Directors"), took the actions described below.

(a) Performance Share Award Payouts.

The Committee determined performance share award payouts for the three fiscal year performance period ended July 1, 2005, to certain of the Company’s officers and employees, including the executive officers who will be named in the summary compensation table in the proxy statement for the Company’s 2005 Annual Meeting of Shareholders. The payouts for the performance period ended July 1, 2005, together with the dollar value of those payouts based on the closing price per share of the Company’s common stock of $31.71 on July 1, 2005, are as follows:

Name; Principal Position; Fiscal 2005 Number of Shares Paid Out and Dollar Value:

Howard L. Lance
Chairman, President and Chief Executive Officer
Fiscal 2005 Payout: N/A*
Fiscal 2005 Dollar value: N/A*

*Not applicable as Mr. Lance joined the Company in January 2003 and did not receive a performance share award in respect of the three fiscal year period ended July 1, 2005.

Bryan R. Roub
Senior Vice President and Chief Financial Officer
Fiscal 2005 Payout: 12,000
Fiscal 2005 Dollar value: $380,520

Robert K. Henry
Senior Vice President and President, Government Communications Systems Division
Fiscal 2005 Payout: 17,280
Fiscal 2005 Dollar value: $547,949

Nick E. Heldreth
Vice President-Human Resources & Corporate Relations
Fiscal 2005 Payout: 7,200
Fiscal 2005 Dollar value: $228,312

Chester A. Massari
President, RF Communications Division
Fiscal 2005 Payout: 14,400
Fiscal 2005 Dollar value: $456,624

Performance share award payouts made to the named executive officers were made pursuant to the Company’s 2000 Stock Incentive Plan based on pre-established performance criteria, consisting of the Company’s earnings per share ("EPS") and/or the operating income and return on capital of the Company’s Government Communications Systems and RF Communications divisions, as applicable. Payouts for Messrs. Roub and Heldreth were based on the Company’s EPS results. Payouts for Messrs. Henry and Massari were based on the Company’s EPS results and on the performance of their respective divisions.

Mr. Heldreth retired from the Company effective August 19, 2005. The Company presently expects that Messrs. Lance, Roub, Henry, Massari, and Jeffrey S. Shuman, the Company’s Vice President-Human Resources & Corporate Relations (effective August 15, 2005), will be the Company’s executive officers who will be named in the summary compensation table in the proxy statement for the Company’s 2006 Annual Meeting of Shareholders. Therefore, references to "named executive officers" in the remainder of this Current Report on Form 8-K refer to Messrs. Lance, Roub, Henry, Massari and Shuman. A copy of Mr. Shuman’s Offer Letter, dated July 5, 2005, is filed as Exhibit 10.1 to this Current Report on Form 8-K.

(b) Fiscal 2006 Base Salary Increases.

The Committee or the Independent Directors, as applicable, approved the following annual base salaries for the named executive officers, effective September 3, 2005 (or August 15, 2005 with respect to Mr. Shuman): Howard L. Lance - $925,000; Bryan R. Roub - $410,000; Robert K. Henry- $450,000; Chester A. Massari-$290,000; and Jeffrey S. Shuman - $330,000

(c) Fiscal 2006 Cash Bonus Levels.

The Committee or the Independent Directors, as applicable, approved the minimum, target and maximum cash bonus award levels for the Company’s executive officers, including each of the named executive officers, for fiscal 2006 under the Company’s Annual Incentive Plan, and determined that the performance criteria that will be applied for purposes of fiscal 2006 bonus determinations will include: for Mr. Lance, the Company’s EPS; for Messrs. Roub and Shuman, the Company’s EPS and revenue; and for Messrs. Henry and Massari, the Company’s EPS and the performance of the Company’s Government Communications Systems and RF Communications divisions. The minimum, target and maximum cash bonus award levels for fiscal 2006 are as follows: Howard L. Lance: 0 - $925,000 -$1,850,000; Bryan R. Roub: 0 - $340,000 - $680,000; Robert K. Henry: 0 - $350,000 - $700,000; Chester A. Massari: 0 - $180,000 - 360,000; and Jeffrey S. Shuman: $230,000 - $230,000 - $460,000. The Committee or the Independent Directors, as applicable, may (consistent with the requirements of Section 162(m) of the Internal Revenue Code) adjust the payouts based upon certain goals and objectives relating to individual performance.

(d) Grants of Stock Options and Performance Share Awards.

The Committee or the Independent Directors, as applicable, approved the grant to each named executive officer of options to purchase shares of the Company’s common stock, which options have a seven year term and have an exercise price equal to $37.19, which is the closing price per share of the Company’s common stock on August 26, 2005, as follows: Howard L. Lance – 175,000 shares; Bryan R. Roub – 62,400 shares; Robert K. Henry – 47,600 shares; Chester A. Massari – 18,300 shares; and Jeffrey S. Shuman – 26,000 shares. The options granted to the named executive officers other than Mr. Shuman vest in increments over a period of three years as follows: 50% vest on June 30, 2006; an additional 25% vest on June 30, 2007; and the final 25% vest on August 26, 2008. The options granted to Mr. Shuman vest in equal increments on each anniversary of the date of grant over a period of three years. The exercise price may be paid in cash and/or shares of the Company’s common stock, or by "cashless exercise'' procedures. The form of Stock Option Agreement Terms and Conditions (as of 8/26/05) for grants under the Harris Corporation 2000 Stock Incentive Plan is filed herewith as Exhibit 10.2 and incorporated herein by reference.

The Committee also approved the grant of performance shares to each named executive officer (other than Bryan R. Roub) for the three fiscal year performance period consisting of fiscal years 2006, 2007 and 2008, including minimum, target and maximum award levels, as follows: Howard L. Lance: 0 - 42,000 - 63,000 shares; Robert K. Henry: 0 - 11,500 - 17,250 shares; Chester A. Massari: 0 - 4,400 - 6,600 shares; and Jeffrey S. Shuman: 0 - 8,500 - 12,750 shares. Payouts of performance share awards will be in shares of the Company’s common stock based on achievement over the three-year performance period of the performance goals, relating to: cumulative Company EPS and average Company return on capital. Payouts may be adjusted based upon comparisons between the Company’s EPS and return on capital performance and the corresponding results for companies included in Standard and Poor’s 500 and Midcap 400 indices. The actual performance share award payouts with respect to these awards will vary from 0% to 150% of the target number of performance shares indicated above, based on the extent to which the performance goals are attained. All performance shares provide for the payment of dividends to the applicable recipient while the performance shares remain outstanding but have not yet been earned. The form of Performance Share Award Terms and Conditions (as of 8/26/05) for grants under the Harris Corporation 2000 Stock Incentive Plan is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 27, 2005, the Board of the Company increased the authorized number of directors constituting the Board from ten to eleven and appointed Terry D. Growcock to the Board. A copy of the press release announcing the appointment of Mr. Growcock is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02 by reference.

Mr. Growcock was assigned to the classification of directors with a term ending at the Company’s 2006 Annual Meeting (Class III) to be held in October 2006, at which time he will stand for election for a three-year term. Mr. Growcock also was appointed as a member of the Business Conduct Committee of the Board.

There was no arrangement or understanding between Mr. Growcock and any other persons pursuant to which Mr. Growcock was selected as a director.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

10.1 Offer Letter, dated July 5, 2005, by and between Harris Corporation and Jeffrey S. Shuman.

10.2 Stock Option Agreement Terms and Conditions (as of 8/26/05) for grants under the Harris Corporation 2000 Stock Incentive Plan.

10.3 Performance Share Award Terms and Conditions (as of 8/26/05) for grants under the Harris Corporation 2000 Stock Incentive Plan.

99.1 Press Release, issued by Harris Corporation on August 29, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

September 1, 2005	By:	/s/ Bryan R. Roub

Name: Bryan R. Roub
Title: Sr. Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Offer Letter, dated July 5, 2005, by and between Harris Corporation and Jeffrey S. Shuman
10.2	Stock Option Agreement Terms and Conditions (as of
10.3	Performance Share Award Terms and Conditions (as of 8/26/05) for grants under the Harris Corporation Stock Incentive Plan
99.1	Press Release, issued by Harris Corporation on August 29, 2005